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                                                                    EXHIBIT 10.1

                                                        [TEAM LOGO APPEARS HERE]

                                                               November 11, 1996



Mr. George W. Harrison
1019 S. Hood St.
Alvin, Texas 77511

       Re: First Amendment to the Consulting and Salary Continuation Agreement by and between Team, Inc. ("Team") and George W. Harrison ("GWH") dated December 24, 1990 (the "Agreement")

Dear George:

       This letter shall serve to amend the Agreement pursuant to Section 7.3 thereof. Therefore, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Team and GWH hereby agree to amend the Agreement as follows:

       1. Article II, Section 2.1(a), lines 5 and 6 shall be amended by deleting the phrase "Four Thousand Dollars ($4,000)" and inserting the phrase "Five Thousand, Six Hundred and Sixty Six Dollars and 67/100 ($5,666.67)" in its stead.


       2. Article II, Section 2.1(b), each of lines 4 and 6 shall be amended by deleting the phrase "Four Thousand Dollars ($4,000)" and inserting the phrase "Five Thousand, Six Hundred and Sixty Six Dollars and 67/100 ($5,666.67)" in its stead.


       3. Article II, Section 2.1(c), lines 4 and 5 shall be amended by deleting the phrase "Four Thousand Dollars ($4,000)" and inserting the phrase "Five Thousand, Six Hundred and Sixty Six Dollars and 67/100 ($5,666.67)" in its stead.
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Mr. George W. Harrison
November 11, 1996
Page Two




       On a personal note, George, Team looks forward to having use of your extensive knowledge and expertise in the coming years.

       IN WITNESS WHEREOF, this letter agreement has been entered into and is effective on the date set forth above.

                                         Very truly yours,

                                         TEAM, INC.



                                         By:/S/ WILLIAM A. RYAN
                                         --------------------------------------
                                         William A. Ryan,
                                         Chairman of the Board, President
                                         and Chief Executive Officer


I agree to the amendment of the Agreement as set forth herein.


/S/ GEORGE W. HARRISON
---------------------------------
George W. Harrison